UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 28, 2004

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA
(Address of principal executive offices)

94404
(Zip Code)

(650) 574-3000
(Registrant’s telephone number, including area code)

ITEM 5.                  OTHER EVENTS

On July 28, 2004, Gilead Sciences, Inc., a Delaware corporation, issued a press release announcing that its Board of Directors has declared a stock dividend of one share of common stock for each outstanding share of the company’s common stock. A copy of the press release is filed as Exhibit 99.1 to this report.

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on July 28, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: July 28, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on July 28, 2004